UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2020

 ____________________________________________________________________
OASIS MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in its charter)

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Delaware	001-38212	47-1208855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	OMP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Thomas B. Nusz. On December 22, 2020, Thomas B. Nusz retired as Chief Executive Officer (“CEO”) and as a director of Oasis Petroleum Inc. (“Oasis”). At the same time, Mr. Nusz also retired from his position as the Chairman of the Board of Directors of OMP GP LLC (the “Company”), the general partner of Oasis Midstream Partners LP (“OMP” or the “Partnership”), effective December 22, 2020. As a result of his retirement, Mr. Nusz no longer serves as an officer, director, manager or other service provider of Oasis, the Company or the Partnership or any subsidiary or other affiliate of Oasis, the Company or the Partnership. Mr. Nusz’s retirement was not the result of any disagreement with Oasis, the Company or the Partnership on any matter relating to the operations, policies or practices of Oasis or the Partnership.

Appointment of Douglas E. Brooks as Director. Effective December 22, 2020, Douglas E. Brooks, the Board Chair of Oasis’ board of directors (the “Oasis Board”), has been appointed to serve on the Company’s board of directors (the "GP Board"), and he is expected to be elected by the GP Board to serve as its Chairman.

Mr. Brooks, 61, has over 35 years of experience in the oil and gas industry, including significant experience as a chief executive officer. He served as the president and chief executive officer and a member of the board of directors of Energy XXI Gulf Coast, Inc., an offshore Gulf of Mexico exploration and production company, from April 2017 until that company was acquired by an affiliate of Cox Oil LLC in October 2018. He served as president and chief executive officer and a member of the board of directors of Yates Petroleum Corporation, a privately owned exploration and production company, from April 2015 until that company’s merger with EOG Resources, Inc. in October 2016. Mr. Brooks served as chief executive officer and a member of the board of directors of Aurora Oil & Gas Limited from October 2012 until June 2014, when that company merged with Baytex Energy Corp. He served as a senior vice president at Forest Oil Corporation from April 2012 until October 2012.

From 2006 to 2012, Mr. Brooks built two private equity sponsored firms focused on unconventional resource projects in the western U.S. In addition, he spent 24 years with Marathon Oil Company in roles of increasing responsibility, most recently as the director of upstream mergers and acquisitions and business development for the Americas.

In addition to the board positions described above, he is currently a board member of California Resources Corporation and has served as a board member for Chaparral Energy, Inc. from 2017 to October 2020 and the board of directors of Madalena Energy Inc. (now Centaurus Energy, Inc.) in Canada. Mr. Brooks holds a Bachelor of Science in Business Management from the University of Wyoming – Casper and a Master of Business Administration, Finance from Our Lady of the Lake University in Texas.

There is no arrangement or understanding between Mr. Brooks and any other persons pursuant to which he was appointed as a member of the GP Board. Mr. Brooks does not have any family relationship with any director or executive officer of the Company or any of its subsidiaries. There is no relationship between Mr. Brooks and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Brooks entered into an indemnification agreement (the “Brooks Indemnification Agreement”) with the Partnership providing for indemnification and advancement of litigation and other expenses to the fullest extent permitted by law for claims relating to his service to the Partnership or its subsidiaries. This summary is qualified in its entirety by reference to the full text of the Brooks Indemnification Agreement, which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Mr. Brooks receives compensation from Oasis pursuant to Oasis’ Director Compensation Program, including equity grants and cash compensation awarded to non-employee members of the Oasis Board, payable based on Mr. Brooks’s service as Board Chair of the Oasis Board or with respect to any other positions held by Mr. Brooks as a director of Oasis. Mr. Brooks has chosen not to receive any additional compensation for serving as a member of the GP Board.

Item 7.01. Regulation FD Disclosure

On December 23, 2020, the Partnership issued a press release with respect to Mr. Nusz’s retirement, as well as Mr. Brooks’s appointment as a director. The full text of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Oasis Midstream Partners LP on December 23, 2020.
99.2†	Indemnification Agreement, dated December 22, 2020, by and between Oasis Midstream Partners LP and Mr. Douglas E. Brooks.
† Indicates Management Compensatory Plan, Contract or Arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS MIDSTREAM PARTNERS LP (Registrant)

Date: December 30, 2020	By:	OMP GP LLC, its general partner

	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary